                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                        Event Reported): October 10, 2001

                           SUN HYDRAULICS CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Florida                     0-21835                   59-2754337
----------------------------        ------------           -------------------
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)           Identification No.)

      1500 West University Parkway
           Sarasota, Florida                                     34243
                                                            --------------
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code: 941-362-1200

ITEM 5.           OTHER EVENTS.

PRESS RELEASE

         On October 10, 2001, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the appointment of Marc Bertoneche to the Company's Board of Directors.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

      Exhibit
      Number                           Exhibit Description
      -------                          -------------------
        99.1         Press Release of the Registrant dated October 10, 2001.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    SUN HYDRAULICS CORPORATION


                                    By:  /s/ Richard J. Dobbyn
                                       -----------------------------------------
                                         Richard J. Dobbyn
                                         Chief Financial Officer (Principal
                                         Financial and Accounting Officer)

Dated: October 11, 2001

                                  EXHIBIT INDEX

      Exhibit
      Number                            Exhibit Description
      -------                           -------------------
        99.1          Press Release of the Registrant dated October 10, 2001.